[The American Funds Group(r)]

The Tax-Exempt Fund of California

[photographs of various cityscapes]
[illustration:  outline of the state of California]

Semi-Annual Report
for the six months ended
February 29, 2000


The Tax-Exempt Fund of California(r)

Seeks a high level of current income free from federal and California income taxes, with the additional objective of preservation of capital.

The Tax-Exempt Fund of California is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were calculated for A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns, with all distributions reinvested, through March 31, 2000 (the most recent calendar quarter), assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods:

                                  Total                Average Annual
                                  Return               Compound Return
10 Years                          +86.36%              +6.42%
Five Years                        +27.35               +4.95
One Year                          -3.76                -

Sales charges are lower for accounts of $100,000 or more. The fund's 30-day yield as of March 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 4.83%. The fund's distribution rate as of that date was 4.71%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Please see back cover for important information about Class A and Class B shares.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Income may be subject to federal alternative minimum taxes. Also, distributions from gains on the sale of certain bonds purchased at less than par value and capital gain distributions, if any, are taxable.


Fellow Shareholders:

The six months ended February 29, 2000, was one of the most challenging periods for bonds in recent memory. In an environment of surging economic growth and rising interest rates, the price of most bonds in The Tax-Exempt Fund of California's portfolio declined although the fund continued to produce a steady stream of tax-free income.

For shareholders who reinvested their dividends totaling 37 cents a share and the capital gain distribution of 3 cents a share, an income return of 2.4% combined with a decline in the fund's share price to produce a total return of -0.2%. The fund held up better than the average California municipal bond fund, which fell 1.4% as measured by Lipper, Inc., a leading mutual fund tracking service. The Lehman Brothers Municipal Bond Index, which measures results in the tax-exempt market but does not reflect expenses, fell 0.02%. The fund's income return was virtually the same for shareholders who took dividends in cash, but the value of their holdings declined 2.5%.

Looking back 12 months, shareholders who reinvested their dividends and capital gain distribution had a 4.6% income return, equivalent to an 8.4% taxable income return for shareholders in the maximum combined federal and California tax bracket of 45.2%. The value of their holdings declined 1.9%.

A Challenging Time for Bonds

Calendar 1999 proved the most trying period for bonds since 1994. The expansion of the U.S. economy continued to defy historical experience. At the time this report was written, economic growth had entered an unprecedented 108th consecutive month. Strong economic activity over such a long period is generally not good news for bond markets because resources become scarce, which can lead to inflation. Although inflation remained in check during the period, oil prices soared, wage pressures intensified, and the recovery of previously troubled economies around the world signaled that inflation may indeed rise in the foreseeable future.

Investment Highlights
through February 29, 2000

Six-month total return (income plus capital changes,
with distributions reinvested)                                 -0.2%
Tax-free distribution rate for February (income return
only, reflecting maximum sales charge)                         +4.6%*
Taxable equivalent distribution rate (for February,
assuming a 45.2% maximum combined state and federal tax rate) +8.5%* SEC 30-day yield as of February 29 (reflecting maximum
sales charge)                                                  +4.8%*

*Distribution rates and yields are annualized.

For current yield information, please call toll-free: 800/421-0180.


In a pre-emptive move, the Federal Reserve raised the federal funds rate - the rate banks charge each other on overnight loans - by a quarter point in November and again in February, to 5.75% from 5.25%. In March, after the first half of your fund's fiscal year, another hike brought the rate to 6.0%. Most sectors of the bond market, including municipal issues, suffered. The only bright spots were among emerging-market and certain higher yielding bonds.

Another major development affecting bonds was the recovery of many economies in Asia, particularly Japan, and a general upswing in stock market activity worldwide. In 1998, trouble in Asia and Russia prompted many investors to flee from equities and seek refuge in high-quality bonds. As 1999 progressed, the storm seemed to pass. Investor confidence rose and riskier investments were once again in favor. In December and January of this year, investors unloaded high-quality bonds, including tax-exempt holdings, in great numbers and returned to stocks.

While economic growth around the nation is strong, California has been doing particularly well and continues to rank among the 10 fastest growing states in the country. One important sign of the state's economic strength and future prospects is the explosion of capital investments in emerging businesses. Home to many of the nation's high-technology companies, California takes an ever increasing share of the nation's venture capital, now nearly 40%. Construction was also on the rise during the period, accelerating in the winter due to unseasonably dry weather. Unemployment touched record lows. While intense economic activity at the national level typically spells trouble for bonds, growth in California does foster a healthy environment for bonds secured by local municipalities.

How Your Fund Was Affected

While The Tax-Exempt Fund of California was not immune to the depressing bond market trends of the September to February period, it resisted the decline better than most funds in its universe. Shareholders benefited from the fund's shorter than usual average maturity; shorter term bonds tend to hold up better than long-term issues in difficult times. The fund's portfolio also had significant exposure to land-secured investments, which have held their value well during these falling markets. Over longer periods, our more conservative investment approach has not only helped cushion market blows, but has proved a sound method for making your money grow. Since its inception on October 28, 1986, The Tax-Exempt Fund of California has achieved a total lifetime return of 128.2% compared with 120.0% for the average California municipal bond fund as measured by Lipper.

Looking Forward

Capital Research and Management Company, the adviser for all the American Funds, follows a value-oriented approach to investing. From that perspective, market declines typically represent excellent buying opportunities. Our investment professionals are taking advantage of the current market conditions to seek out underpriced, attractive investments in the tax-exempt market.

There is no doubt that these are confusing times for investors. For several years, we have warned that the combination of strong economic growth and tame inflation is a historical anomaly that is not likely to be sustained indefinitely. We have also repeatedly reminded investors that the record advance in certain sectors of the stock market in recent years will at some point be interrupted. With continued economic growth and further increases in the stock market, some investors undoubtedly receive these notes of caution as the pleas of the boy who cried wolf. Nonetheless, there are a few signs that inflation may soon be on the rise and that the Federal Reserve may continue to raise short-term interest rates. How that affects the stock and bond markets is difficult to predict, but the risk to stocks should be quite high.

These developments may signal better times over the longer term for high-quality bonds if, indeed, the economy slows. As always, we will continue to closely monitor political and economic events worldwide and make adjustments to your fund's portfolio as we believe necessary. Once again, we want to remind investors of the importance of diversification in a well-balanced investment plan, and of the value of maintaining a long-term perspective.

We look forward to reporting to you again in the autumn, after our fiscal year concludes.

Cordially,

/s/ Paul G. Haaga, Jr.   /s/ Abner D. Goldstine
Paul G. Haaga, Jr.       Abner D. Goldstine
Chairman of the Board    President

April 20, 2000



The Tax-Exempt Fund of California
Investment Portfolio, February 29, 2000 (Unaudited)


                                                                                            Princip    Market
                                                                                            Amount      Value
                                                                                              (000)      (000)
                                                                                            -------  --------

Tax-Exempt Securities Maturing in More Than One Year - 94.97%
G.O. Bonds:
5.25% 2013                                                                                   $1,000       $986
5.375% 2014                                                                                   1,200      1,187
AMBAC Insured, 5.00% 2018                                                                     2,500      2,268
G.O. Ref. Bonds:
5.25% 2009                                                                                    3,000      3,053
5.25% 2013                                                                                    2,250      2,238
5.00% 2016                                                                                    1,500      1,387
Principal Municipal Receipt of Accruing Exempt Securities, Series 19, 0% 2007                 3,500      2,448
Educational Facs. Auth., Rev. Bonds (University of San Francisco),
Series 1996, MBIA Insured, 5.70% 2011                                                         1,190      1,243
Health Facs Fncg. Auth.:
Hospital Rev. Bonds:
Downey Community Hospital, Series 1993:
5.20% 2003                                                                                    1,000        996
5.625% 2008                                                                                   3,000      2,955
5.75% 2015                                                                                    6,400      5,879
Pacific Presbyterian Medical Center,1985 Series B, INDLC Insured,
6.75% 2015 (Preref. 2002)                                                                     3,725      3,878
St. Joseph Health System Obligated Group, Cert. of Part., 5.50% 2014                          3,000      2,850
Hospital Rev. Ref. Bonds (Saint Francis Memorial Hospital),
Series 1993A, 5.75% 2005 (Preref. 2003)                                                       1,150      1,215
Rev. Bonds:
Catholic Healthcare West, 1998 Series A:
5.00% 2006                                                                                    4,635      4,287
5.00% 2007                                                                                    1,000        910
5.25% 2008                                                                                    1,750      1,595
Little Co. of Mary Health Services, Series 1998, AMBAC Insured:
5.00% 2010                                                                                    2,170      2,146
5.00% 2013                                                                                    1,125      1,077
Housing Fin. Agcy.:
Home Mortgage Rev. Bonds:
1991 Series A, 7.35% 2011                                                                       495        509
1995 Series H, MBIA Insured, 5.50% 2017                                                       2,250      2,208
Single Family Mortgage Bonds:
1995 Issue B-2 AMT, AMBAC Insured, 5.70% 2007                                                 2,240      2,247
1997 Series B-3 AMT, MBIA Insured, 5.10% 2012                                                   850        824
Single Family Mortgage Rev. Bonds:
1997 Series C-1, Class III, MBIA Insured, 5.05% 2011                                          1,695      1,672
1998 Series C-4, Class I, 4.90% 2004                                                          2,410      2,406
Pollution Control Fncg. Auth.:
Pollution Control Rev. Bonds (Pacific Gas and Electric Co.):
1992 Series B AMT, 6.35% 2009                                                                 4,400      4,643
1993 Series B AMT, AMBAC Insured, 5.85% 2023                                                  1,000        975
Resource Recovery Rev. Bonds, Waste Management Inc. Guarantee Bond,
Series A AMT, 7.15% 2011                                                                      1,500      1,504
Solid Waste Disposal Rev. Bonds:
(CanFibre of Riverside Project), Series 1997A AMT, 9.00% 2019                                 1,000      1,068
(USA Waste Services, Inc. Project), Series 1998A AMT, 5.10% 2018 (Put 2008)                   2,000      1,766
Public Works Board:
Lease Rev. Bonds:
Dept. of Corrections, State Prison:
Imperial County, 1991 Series A, 6.50% 2017                                                    1,000      1,094
Lassen County (Susanville), 1993 Series D, FSA Insured, 5.25% 2015                            2,000      1,940
The Regents of the University of California,
(Various University Projects), 1993 Series B, MBIA Insured, 5.50% 2014                        1,500      1,524
Lease Rev. Ref. Bonds:
Dept. of Corrections:
1998 Series C (State Prison-Monterey County), 5.25% 2007                                      2,000      2,042
Various State Prisons, Series 1993A, AMBAC Insured, 5.25% 2013                                1,000        995
1998 Series A (Library and Courts Annex Building Complex), 5.50% 2010                         1,500      1,532
Rural Home Mortgage Fin. Auth., Single Family Mortgage Rev. Bonds
(Mortgage-Backed Securities Program):
1995 Series B AMT, 7.75% 2026                                                                 1,450      1,543
1996 Series A AMT, 7.75% 2027                                                                   850        915
Statewide Communities Dev. Auth.:
Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP):
Series 1998A-1 AMT, 5.05% 2025 (Put 2008)                                                     5,300      5,036
Series 1998A-3, 5.10% 2025 (Put 2010)                                                         5,000      4,725
Series 1998A-4, 5.25% 2025 (Put 2013)                                                         3,000      2,778
Citrus Valley Health Partners, Inc., Cert. of Part., MBIA Insured, 5.50% 2011                 1,000      1,003
Hospital Rev. Cert. of  Part., Cedars-Sinai Medical Center, Series 1992, 6.50% 2012           3,650      3,880
The Internext Group, Cert. of Part., 5.375% 2017                                              4,000      3,305
Rev. Ref. Bonds (Sherman Oaks Project), Series 1998A, AMBAC Insured:
5.00% 2008                                                                                    1,000      1,002
5.50% 2009                                                                                    1,000      1,028
Cert. of Part. (Sutter Health), FSA Insured, 6.00% 2013                                       1,000      1,041
University Headquarters Building Auth., Lease Rev. Bonds,
Series B, MBIA Insured, 5.125% 2017                                                           1,790      1,667
Veterans G.O. Bonds, Series BG, 4.95% 2010                                                    1,000        984
Dept. of Water Resources, Central Valley Project, Water System Rev. Bonds,
Series O, MBIA Insured, 5.00% 2022                                                            2,000      1,743
Alameda Public Fncg. Auth., 1999 Rev. Bonds (1997 Rev. Bond Refinancing),
5.10% 2009                                                                                    1,030        946
County of Alameda, 1993 Ref. Cert. of Part. (Santa Rita Jail Project),
MBIA Insured, 5.375% 2009                                                                     1,500      1,543
Alameda Corridor Transportation Auth., Tax-Exempt Senior Lien Rev. Bonds, Series 1999A,
MBIA Insured, 5.125% 2018                                                                     3,500      3,231
Anaheim Distribution System Rev. Bonds, Series 1999 (Anaheim Electric System Distribution Facs.),
AMBAC Insured, 4.625% 2027 (Put 2005)                                                         1,000        989
Anaheim Public Fncg. Auth.:
Lease Rev. Bonds (Anaheim Public Improvement Project), Senior Lease Rev. Bonds, FSA Insured:
1997 Series A, 6.00% 2024                                                                     1,500      1,542
1997 Series C Capital Appreciation Bonds, 0% 2018                                             3,900      1,298
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds, Subordinated Series B:
5.40% 2007                                                                                    1,165      1,103
5.50% 2008                                                                                    1,225      1,157
5.70% 2010                                                                                    1,370      1,298
Association of Bay Area Governments:
Fin. Auth., Taxable Rev. Ref. Cert. of Part. (American Baptist Homes of the West Facs. Project),
Series 1997B, 6.20% 2027                                                                      3,000      2,652
Fin. Auth. for Nonprofit Corps., Cert. of Part.:
Episcopal Homes Foundation, Series 1997A, 5.25% 2007                                          2,275      2,251
Stanford University Hospital, Series 1993:
5.75% 2005 (Escrowed to Maturity)                                                             1,240      1,305
5.50% 2013 (Preref. 2005)                                                                     1,500      1,557
Ref. Rev. Cert. of Part.:
American Baptist Homes Foundation, Series 1998A, 6.10% 2017                                   5,985      5,433
Episcopal Homes Foundation, Series 1998, 5.00% 2009                                           4,600      4,254
Redev. Agcy. of the City of Burbank (Golden State Redev. Project), Tax Allocation Bonds, 1993 Series A:
6.00% 2013                                                                                    1,500      1,519
6.00% 2023                                                                                    1,000        978
6.25% 2024                                                                                    1,475      1,482
Capistrano Unified School Dist., Cert. of Part., Series 1997, 5.20% 2018                      1,845      1,826
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds (Carson Ice-Gen Project):
Series 1993:
6.00% 2009                                                                                    1,000      1,003
6.10% 2013 (Preref. 2003)                                                                     1,000      1,063
6.20% 2020 (Preref. 2003)                                                                     5,000      5,328
Series 1998, MBIA Insured, 5.00% 2018                                                         2,000      1,786
Central Valley School Districts Fncg. Auth., (School Dist. G.O. Bond Ref. Program),
1998 Rev. Bonds, Series A, MBIA Insured, 6.25% 2011                                           1,000      1,089
City of Chino Hills, Community Facs. Dist. No. 9 (Rincon Village Area),
Special Tax Bonds, Series 1998, 6.45% 2023                                                      995        965
City of Commerce, Community Dev. Commission, Redev. Project No. 1,
Subordinate Lien Tax Allocation Ref. Bonds, Series 1997 B, 5.50% 2008                         1,000        969
County of Contra Costa, Cert. of Part. (Capital Projects Program), Series 1997,
AMBAC Insured, 5.25% 2021                                                                     2,000      1,832
City of Corona, Community Facs. District No. 86-2 (Woodlake),
1999 Special Tax Ref. Bonds, AMBAC Insured, 5.125% 2019                                       2,000      1,801
City of Duarte, City of Hope National Medical Center, Cert. of Part., Series 1999A, 5.25% 20  1,000        912
East Bay Municipal Utility Dist., Water System Subordinated Rev. Ref. Bonds
(Alameda and Contra Costa Counties), Series 1996, FGIC Insured, 5.00% 2016                    1,000        928
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.),
Series 1999 Special Tax Bonds, 6.125% 2016                                                    1,000        934
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds, Series 1999, 7.00% 2024      1,000        994
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
Series 1999, 6.50% 2015                                                                       1,105      1,076
Foothill/Eastern Transportation Corridor Agcy., Toll Road Rev. Bonds, Series 1995A, 6.00% 20  2,500      2,663
Imperial Irrigation Dist., 1998 Electric System Ref. Rev. Bonds, MBIA Insured:
5.00% 2012                                                                                    1,000        973
5.00% 2018                                                                                    3,660      3,303
City of Irvine:
Assessment Dist. No. 95-12 Limited Obligation Improvement Bonds, Group Three, 5.50% 2021      2,500      2,147
Assessment Dist. No. 94-13 (Oak Creek), Limited Obligation Improvement Bonds:
Group Two, 5.875% 2017                                                                        1,000        918
Group One, 5.50% 2022                                                                         1,000        853
City of Long Beach:
Fncg. Auth. Rev. Bonds, Series 1992, AMBAC Insured, 6.00% 2017                                  750        779
Harbor Rev. Bonds, Series 1993 AMT, 5.125% 2018                                               1,000        895
City of Los Angeles:
Community Redev. Agcy., Central Business Dist. Redev. Project,
Tax Allocation Ref. Bonds, Series I, 5.00% 2001                                               2,000      2,006
Harbor Dept. Rev. Bonds:
Issue 1988, 7.60% 2018 (Escrowed to Maturity)                                                 1,750      2,102
Issue 1995, Series B AMT, 6.625% 2025                                                         1,000      1,039
Issue 1996 AMT, 5.50% 2007                                                                    3,675      3,784
Multifamily Housing Rev. Bonds (GNMA Collateralized -
Ridgecroft Apartments Project), Series 1997E AMT, 6.125% 2027                                 2,005      1,954
City of Los Angeles State Building Auth., Lease Rev. Bonds
(Dept. of General Services Lease), Series 1999A, 5.40% 2015                                   1,000        972
Municipal Improvement Corp. of Los Angeles, Special Tax Lease Rev. Bonds (Police Emergency
Command Control Communications System), Series 1999 D, AMBAC Insured, 5.00% 2012              1,500      1,460
Los Angeles Unified School Dist., G.O. Bonds, Series 1997A, FGIC Insured, 5.40% 2022          2,000      1,873
County of Los Angeles:
Capital Asset Leasing Corp., Cert. of Part. (Marina del Rey), 1993 Series A:
6.25% 2003                                                                                    3,815      3,886
6.50% 2008                                                                                    6,000      6,253
Marin Municipal Water Dist. Water Rev. Bonds, Series 1993, 5.65% 2023                         1,000        969
Modesto Irrigation Dist. Fncg. Auth., Domestic Water Project Ref. Rev. Bonds,
Series 1998D, AMBAC Insured, 5.00% 2016                                                       2,000      1,855
Northern California Power Agcy., Geothermal Project Number 3
Special Rev. Bonds, 1993 Ref. Series A:
5.60% 2006                                                                                    1,860      1,887
5.60% 2006 (Escrowed to Maturity)                                                             1,000      1,043
5.65% 2007 (Escrowed to Maturity)                                                             1,025      1,074
Community Facs. Dist. No. 99-1 of the County of Orange (Ladera Ranch),
Series A of 1999, Special Tax Bonds, 6.70% 2029                                               1,000        990
County of Orange:
Aliso Viejo Special Tax Bonds of Community Facs. Dist. No. 88-1, Series A of 1992,
7.35% 2018 (Preref. 2002)                                                                     1,000      1,086
Limited Obligation Improvement Bonds, Irvine Coast Assessment Dist. No. 88-1, 1998 Series A,    900        826
Local Transportation Auth., First Senior Fixed-Rate Bonds, MBIA Insured, 6.00% 2009           1,500      1,606
Recovery Cert. of Part., 1996 Series A, MBIA Insured, 6.00% 2008                              1,500      1,607
South Orange County Public Fncg. Auth., Special Tax Rev. Bonds, 1999 Series A, FSA Insured,   1,600      1,623
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center), Limited Obligation Ref. Bonds:
5.50% 2004                                                                                    1,440      1,422
5.60% 2005                                                                                    2,820      2,778
5.70% 2006                                                                                    1,170      1,152
Redev. Agcy. of the City of Pittsburg, Los Medanos Community Dev. Project, Tax Allocation
Ref. Bonds, AMBAC Insured, Series 1993A, 5.25% 2015                                           2,195      2,098
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds, 1993 Series A:
5.70% 2001                                                                                    3,670      3,724
6.15% 2012                                                                                    1,745      1,769
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre), Special Tax Ref. Bonds, Series 1998:
5.30% 2005                                                                                    1,225      1,188
6.25% 2007                                                                                    2,050      2,090
6.50% 2008                                                                                    2,000      2,069
6.50% 2009                                                                                    1,320      1,366
6.50% 2010                                                                                    1,715      1,772
City of Riverside, Electric Ref./Rev. Bonds, Series 1998, AMBAC Insured, 5.00% 2018           2,500      2,268
Riverside County Public Fncg. Auth., Cert. of Part., Air Force Village West, Inc., 5.40% 200  1,875      1,778
City of Roseville:
Highland Reserve North Community Facs. Dist. No. 1, Special Tax Bonds, Series 1999, 6.00% 20  1,000        969
North Roseville Community Facs. Dist. No. 1, Special Tax Bonds, Series 1998, 5.20% 2007       1,980      1,904
Woodcreek West Community Facs. Dist. No. 1, Special Tax Bonds, Series 1999:
6.50% 2015                                                                                    1,000        983
6.70% 2025                                                                                    1,750      1,717
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds (Procter & Gamble Project), 1995 Series:
7.00% 2005                                                                                    1,700      1,811
6.375% 2010                                                                                   1,600      1,648
6.375% 2010 (Preref. 2005)                                                                    1,085      1,181
6.50% 2014 (Preref. 2005)                                                                     1,000      1,094
6.50% 2021 (Preref. 2005)                                                                     4,000      4,378
Sacramento Municipal Utility Dist., Electric Rev. Bonds, 1997 Series K,  AMBAC Insured, 5.70  2,500      2,525
Sacramento Power Auth., Cogeneration Project Rev. Bonds, 1995 Series:
6.00% 2003                                                                                    1,500      1,525
6.50% 2005                                                                                    1,100      1,143
County of Sacramento:
Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch):
6.00% 2012                                                                                      880        854
6.10% 2013                                                                                      665        646
6.30% 2021                                                                                      500        472
Ref. Cert. Of Part. (1994 Public Facs. Project - Coroner/Crime Lab and Data Center),
Series 1997, AMBAC Insured, 4.75% 2017                                                        2,500      2,167
Single Family Mortgage Rev. Bonds (GNMA Mortgage-Backed Securities Program), Issue A of 1987 AMT,
9.00% 2019 (Escrowed to Maturity)                                                             1,500      2,029
City of San Bernardino, SCH Health Care System Rev. Bonds, (Sisters of Charity for the Incarnate Word,
Houston, Texas) Series 1991A, 7.00% 2021 (Preref. 2001)                                       1,000      1,055
County of San Bernardino, Housing Auth.:
Multifamily Housing Rev. Bonds (Fannie Mae Program - Villa Serena Project), Series 1985, 4.9  1,965      1,911
Multifamily Housing Rev. Ref. Bonds (Equity Residential/Redlands Lawn & Tennis Apartments), Issue 1999A,
5.20% 2029 (Put 2009)                                                                         1,000        942
City of San Diego/MTDB Auth. (San Diego Old Town Light Rail Transit Extension),
1993 Lease Rev. Bonds, 5.375% 2023                                                            1,500      1,388
County of San Diego:
Cert. of Part., Sharp Healthcare Obligated Group, MBIA Insured, 5.00% 2018                    2,000      1,798
Poway Unified School Dist., Community Facs. Dist. No. 1, Series 1998 Special Tax Bonds, MBIA Insured,
5.00% 2010                                                                                    1,000        995
Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation Improvement Bonds:
5.90% 2007                                                                                    1,435      1,426
5.90% 2008                                                                                    1,000        989
San Diego Unified School Dist., 1999 G.O. Bonds, Election of 1998, Series A
Capital Appreciation Bonds, FGIC Insured, 0% 2017                                             3,000      1,079
City and County of San Francisco:
G.O. Ref. Bonds, Series 1997-1, FGIC Insured, 5.00% 2016                                      2,600      2,412
Port Commission Rev. Ref. Bonds, Series 1994, 5.90% 2009                                      1,500      1,552
Redev. Agcy., Residential Fac. Rev. Bonds (Coventry Park Project), Series 1996A AMT, 8.50% 2  5,000      5,204
County of San Joaquin, Cert. of Part. (1993 General Hospital Project), 6.625% 2020            1,000      1,080
San Joaquin Hills Transportation Corridor Agcy.:
Senior Lien Toll Road Rev. Bonds (Orange County), 0% 2014                                     4,000      1,836
Toll Road Ref. Rev. Capital Appreciation Bonds, Series 1997A, 0% 2020                         3,765      1,141
City of San Jose:
Multifamily Housing Rev. Bonds (The Garden Apartments Project), 1999 Series A AMT, 5.00% 203  1,000        935
Redev. Agcy. of the City of San Jose, Multifamily Housing Rev. Bonds
(GNMA Collateralized - The Miraido Village), Series 1997A AMT:
5.30% 2012                                                                                      950        915
5.65% 2022                                                                                    1,500      1,380
San Marcos Public Facs. Auth., Ref. Rev. Bonds, Series 1998, 5.50% 2010                       4,295      4,061
San Mateo County Transit Dist., Limited Tax Bonds, Series 1993A, MBIA Insured, 5.25% 2019     1,000        933
Santa Ana Fncg. Auth., Police Administration and Holding Fac. Lease Rev. Bonds,
Series 1994A, MBIA Insured, 6.25% 2019                                                        1,000      1,057
Santa Clara County Fncg. Auth., Lease Rev. Bonds (VMC Fac. Replacement
Project), AMBAC Insured, 1994 Series A, 7.75% 2009                                            2,200      2,646
Santa Clara County Transit Dist., Sales Tax Rev. Ref. Bonds, Series 1997A, 5.25% 2017         1,185      1,124
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds, 1997 Series A,
(Community Correctional Fac. Acquisition Project):
5.50% 2006                                                                                    1,535      1,561
5.95% 2011                                                                                    1,700      1,751
Southern California Home Fncg. Auth., Single Family Mortgage Rev. Bonds (GNMA and FNMA
Mortgage-Backed Securities Program), 1992 Series A AMT, 6.75% 2022                              865        878
The Metropolitan Water Dist. of Southern California, Water Rev. Bonds, Series 1997A, 5.00% 2  1,060        980
South Tahoe Joint Powers Fncg. Auth.:
Ref. Rev. Bonds, (South Tahoe Redev. Project Area No. 1), 1995 Series B, 6.25% 2020           3,250      3,100
Subordinate Bond Anticipation Notes (South Tahoe Redev. Project Area No. 1):
Series 1999A, 7.30% 2007                                                                      4,500      4,453
Series 1999B, 7.30% 2007                                                                      1,000        990
Stanislaus Waste-To-Energy Fin. Agcy., Solid Waste Fac. Ref. Rev. Certificates (Ogden Martin Systems
of Stanislaus, Inc. Project), Series 1990, 7.625% 2010                                        1,075      1,099
City of Stockton, Mello-Roos Rev. Bonds, Community Facs. Dist.
No. 90-2B (Brookside Estates), Series 1997A:
5.50% 2005                                                                                    1,560      1,529
5.75% 2008                                                                                    1,840      1,797
5.95% 2010                                                                                    1,000        987
6.20% 2015                                                                                    1,750      1,700
Community Facs. Dist. No. 88-12 of the City of Temecula (Ynez Corridor),
Special Tax Ref. Bonds, 1998 Series A:
5.20% 2007                                                                                      850        794
5.25% 2008                                                                                      745        691
Virgin Islands Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes):
Series 1998 A:
5.20% 2010                                                                                    1,000        926
5.30% 2011                                                                                    2,000      1,850
Series 1998 C, 5.50% 2008                                                                     1,000        972
Series 1998 D:
5.50% 2003                                                                                    1,895      1,861
6.00% 2004                                                                                    1,000        996
6.00% 2006                                                                                    2,220      2,198
Washington Township Health Care Dist., Rev. Bonds, Series 1999:
5.00% 2010                                                                                    1,210      1,148
5.00% 2013                                                                                    1,100      1,002
5.00% 2018                                                                                    2,750      2,328
City of West Sacramento, Limited Obligation Ref. Improvement Bonds,
Reassessment Dist. of 1998, 5.20% 2008                                                          500        459
West Sacramento Fncg. Auth., Special Tax Rev. Bonds, Series F:
5.85% 2013                                                                                    1,725      1,584
6.10% 2029                                                                                    1,500      1,330

                                                                                                   ----------
                                                                                                       341,010
                                                                                                   ----------

Tax-Exempt Securities Maturing in One Year or Less - 4.03%
State of California, 1999-2000 Rev. Anticipation Notes, 4.00% 2000                            7,300      7,305
City of Irvine, Assessment Dist. No. 89-10 (Orange County),
Updates Improvement Bonds (Unit Pricing Bonds), 3.25% 2015(1)                                 1,400      1,400
Monterey Peninsula Water Management Dist., Variable Rate Demand
Cert. of Part. (Wastewater Reclamation Project), Series 1992, 3.25% 2022(1)                     500        500
City and County of San Francisco, Variable Rate Demand Multifamily
Housing Rev. Bonds (Winterland Project), Series 1985C, 3.10% 2006(1)                          1,000      1,000
City of Vallejo, Multifamily Housing Rev. Bonds (Hillside Terrace Apartments),
Series 1997A, AMT, 2.55% 2027(1)                                                              2,250      2,250
County of Ventura, 1999 Tax and Rev. Anticipation Notes, 4.00% 2000                           1,000      1,001
Dept. of Water Resources, Central Valley Project, Water System Rev. Bonds,
Series H, 6.90% 2025 (Preref. 2000)                                                           1,000      1,023
                                                                                                   ----------
                                                                                                        14,479
                                                                                                   ----------
Total Tax-Exempt Securities (cost: $359,345,000)                                                       355,489
Excess of cash and receivables over payables                                                             3,549
                                                                                                   ----------

NET ASSETS                                                                                            $359,038
                                                                                                   ==========

(1) Coupon rate changes periodically


See Notes to Financial Statements


Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fincg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue

The Tax-Exempt Fund of California
Financial Statements
Statement of Assets and Liabilities
at February 29, 2000     (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $359,345)                                                    $355,489
 Cash                                                                                            64
 Receivables for--
  Sales of fund's shares                                               $  291
  Accrued interest                                                      5,562
  Other                                                                     4                 5,857
                                                              ---------------       ---------------
                                                                                            361,410
Liabilities:
 Payables for--
  Purchases of investments                                              1,321
  Repurchases of fund's shares                                             75
  Dividends payable                                                       654
  Management services                                                     114
  Other                                                                   208                 2,372
                                                              ---------------       ---------------
Net Assets at February 29, 2000--
 Equivalent to $15.29 per share on
 23,485,281 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                               $359,038
                                                                                          =========



Statement of Operations
for the six months ended February 29, 2000
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                                         $10,212

 Expenses:
  Management services fee                                                $722
  Distribution expenses                                                   459
  Transfer agent fee                                                       46
  Reports to shareholders                                                  30
  Registration statement and prospectus                                    15
  Postage, stationery and supplies                                         17
  Trustees' fees                                                            8
  Auditing and legal fees                                                  40
  Custodian fee                                                             4
  Taxes other than federal income tax                                       6                 1,347
                                                              ---------------       ---------------
  Net investment income                                                                       8,865
                                                                                    ---------------
Realized Loss and Unrealized
 Depreciation on Investments
 Net realized loss                                                                             (340)
 Net unrealized appreciation (depreciation):
  Beginning of period                                                   5,399
  End of period                                                        (3,856)
                                                              ---------------
  Net unrealized depreciation                                                                (9,255)
                                                                                    ---------------
  Net realized loss and unrealized
   depreciation on investments                                                               (9,595)
                                                                                    ---------------
Net Decrease in Net Assets Resulting
 from Operations                                                                              ($730)
                                                                                          =========



Statement of Changes in Net Assets
(dollars in thousands)                                       Six months ended            Year ended
                                                                 February 29,            August 31,
                                                                        2000*                  1999
                                                                    ---------             ---------
Operations:
 Net investment income                                               $  8,865             $  17,382
 Net realized (loss) gain on investments                                 (340)                1,312
 Net unrealized depreciation
  on investments                                                       (9,255)              (17,280)
                                                           ------------------    ------------------
  Net (decrease) increase in net assets
   resulting from operations                                             (730)                1,414
                                                           ------------------    ------------------
Dividends and Distributions Paid to
 Shareholders:
  Dividends paid from net investment income                            (8,906)              (17,400)
  Distributions from net realized gain
   on investments                                                        (725)               (5,084)
                                                           ------------------    ------------------
   Total dividends and distributions                                   (9,631)              (22,484)
                                                           ------------------    ------------------

Capital Share Transactions:
 Proceeds from shares sold:
  3,104,682 and 6,994,060
  shares, respectively                                                 47,925               114,227
 Proceeds from shares issued in reinvestment of net
  investment income dividends and distributions of
  net realized gain on investments:
  355,236 and 850,311 shares, respectively                              5,470                13,877
 Cost of shares repurchased:
  4,086,251 and 5,278,098 shares,
  respectively                                                        (62,999)              (85,585)
                                                           ------------------    ------------------
  Net (decrease) increase in net assets
   resulting from capital share transactions                           (9,604)               42,519
                                                           ------------------    ------------------
Total (Decrease) Increase in Net Assets                               (19,965)               21,449
Net Assets:
 Beginning of period                                                  379,003               357,554
                                                           ------------------    ------------------
 End of period (including undistributed net                          $359,038              $379,003
  investment income: $9 and $50, respectively                     ===========           ===========

*Unaudited
See Notes to Financial Statements

 Notes to Financial Statements
 Unaudited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income exempt from regular federal and California income taxes, with additional objective of preservation of capital.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of February 29, 2000, net unrealized depreciation on investments for book and federal income tax purposes aggregated $3,856,000, of which $6,817,000 related to appreciated securities and $10,673,000 related to depreciated securities. There was no difference between book and tax realized losses on securities transactions for the six months ended February 29, 2000. During the six months ended February 29, 2000, the fund realized on a tax basis, a net capital loss of $1,065,000 on securities transactions. The cost of portfolio securities for book and federal income tax purposes was $359,345,000 at February 29, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $722,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended February 29, 2000, distribution expenses under the Plan were $459,000. As of February 29, 2000, accrued and unpaid distribution expenses were $147,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $ 65,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $46,000.

DEFERRED TRUSTEES' FEES -   Trustees who are unaffiliated with CRMC may elect
to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 29, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Trustees, were $67,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
The fund made purchases and sales of investment securities, excluding short-term securities, of $62,901,000 and $66,111,000 respectively, during the six months ended February 29, 2000.

As of February 29, 2000, accumulated net realized loss on investments was $370,000 and paid-in capital was $363,255,000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,000 was paid by these credits rather than in cash.


Per-Share Data and Ratios

                                           Six months
                                                ended                 Year   ended   36769
                                           February 29 ---------
                                              2000(1)        1999      1998    1997  1996  1995
Net Asset Value, Beginning
 of Period                                      15.72     $16.60     $16.22  $15.78 $15.74$15.40
                                            ---------  ---------  --------- ---------------------
Income From Investment
 Operations:
 Net investment income                            .37        .74        .79     .83   .84   .86
 Net gains or losses on
  securities (both realized
  and unrealized)                                (.40)      (.65)       .47     .53   .04   .34
                                            ---------  ---------  --------- ---------------------
  Total from
   investment operations                         (.03)       .09       1.26    1.36   .88  1.20
                                            ---------  ---------  --------- ---------------------
Less Distributions:
 Dividends (from net
  investment income)                             (.37)      (.74)      (.80)   (.83) (.84) (.86)
 Distributions (from
  capital gains)                                 (.03)      (.23)      (.08)   (.09)    -     -
                                            ---------  ---------  --------- ---------------------
  Total distributions                            (.40)      (.97)      (.88)   (.92) (.84) (.86)
                                            ---------  ---------  --------- ---------------------
Net Asset Value, End of Period                 $15.29     $15.72     $16.60  $16.22 $15.78$15.74
                                           ======================================================

Total Return(2)                             (.18)%(3)        .47%     7.98%   8.80%   5.65  8.16%


Ratios/Supplemental Data:
Net assets, end of period
 (in millions)                                   $359       $379       $358    $289  $253  $233
Ratio of expenses to average
 net assets                                   .36%(3)        .70%      .71%    .72%    .73   .73%
Ratio of net income to
 average net assets                          2.39%(3)       4.55%     4.83%   5.15%   5.25  5.65%
Portfolio turnover rate                     18.06%(3)      22.68%    27.78%   15.68% 27.60 41.36%



(1)Unaudited
(2)Excludes maximum sales charge of 4.75% before January 10, 2000, and 3.75% thereafter.
(3)Based on operations for the period shown and, accordingly, not representative of a full year.

The Tax-Exempt Fund of California
Results of Shareholders Meeting Held October 29, 1999 (Unaudited)
Shares Outstanding on August 26, 1999 (record date)    24,351,687
Shares Voting on October 29, 1999                      16,570,868 (68.0%)
Proposal 1:  Election of Trustees

                                                        Percent of                            Percent
                                                        Shares Voting        Votes            of Shares
Trustee                               Votes For         For                  Withheld         Withheld
Richard G. Capen, Jr.                 16,299,516        98.4%                271,352          1.6%

H. Frederick Christie                 16,269,710        98.2%                301,158          1.8%

Don R. Conlan                         16,299,323        98.4%                271,545          1.6%

Diane C. Creel                        16,305,201        98.4%                265,667          1.6%

Martin Fenton                         16,297,146        98.3%                273,722          1.7%

Leonard R. Fuller                     16,302,090        98.4%                268,778          1.6%

Abner D. Goldstine                    16,294,413        98.3%                276,455          1.7%

Paul G. Haaga, Jr.                    16,300,288        98.4%                270,580          1.6%

Richard G. Newman                     16,299,620        98.4%                271,248          1.6%

Frank M. Sanchez                      16,297,477        98.4%                273,391          1.7%


Proposal 2:  Eliminate or revise certain of the Fund's investment restrictions

                                           Percent                     Percent                        Percent of
                                           of                          of
                         Votes             Shares        Votes         Shares                          Shares
                                                                       Voting
                         For               Voting        Against       Against       Abstentions      Abstaining
                                           For
(Broker Non-Votes = 3,725,027;  same for all restrictions)


2A. Affiliated

    Ownership            11,350,629        68.5%         404,990       2.4%          1,090,222        6.6%

2B. Unseasoned

    Issuers              11,195,251        67.6%         628,780       3.8%          1,021,810        6.2%

2C. Pledging

    Assets               11,135,502        67.2%         654,012       3.9%          1,056,327        6.4%

2D. Restricted/
    Illiquid

    Securities           11,279,248        68.1%         412,087       2.5%          1,154,506        7.0%

2E. Purchasing

    Securities of

    Other Investment

    Companies            11,374,809        68.6%         358,692       2.2%          1,112,340        6.7%


Proposal 3:  Ratification of Auditors

                          Percent of                        Percent of                             Percent of
Votes                     Shares             Votes          Shares Voting                          Shares
For                        Voting For        Against        Against             Abstentions        Abstaining
15,991,606                96.5%              61,090         0.4%                518,172            3.1%


[The American Funds Group(r)]

The Tax-Exempt Fund of California

Offices of the fund and of the investment adviser, Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007
P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

There are two ways to invest in The Tax-Exempt Fund of California. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for investments of $100,000 or more. Class B shares have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

Printed on recycled paper
Litho in USA CGD/INS/4540
Lit. No. TEFCA-013-0400